                                    FORM OF

                                 MOTOROLA, INC.
                            (a Delaware corporation)

                            MOTOROLA CAPITAL TRUST I
                          (a Delaware business trust)


                     20,000,000 Trust Preferred Securities

            Trust Originated Preferred Securities/SM/ ("TOPrS/SM/")
              (Liquidation Preference $25 per Preferred Security)


                             UNDERWRITING AGREEMENT
                             ----------------------

                                January __, 1999

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
c/o
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:


     Motorola Capital Trust I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (S)(S) 3801 et seq.) and Motorola, Inc. (the "Company" and, together with the Trust, the "Offerors"), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other

---------------------
/SM/ "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co., Inc.

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

Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in
Section 10 hereof), for whom Merrill Lynch, A.G. Edwards & Sons, Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc. are acting as representatives (in such capacity, the "Representatives") with respect to the issue and sale by the Offerors and the purchase by the Underwriters, acting severally and not jointly, of the respective number of the Trust's preferred securities (liquidation preference $25 per preferred security) representing preferred undivided beneficial interests in the assets of the Trust ("TOPrS" or the "Trust Preferred Securities") set forth in said Schedule A.

     The payment of periodic cash distributions with respect to the Trust Preferred Securities and payments on liquidation or redemption with respect to such Trust Preferred Securities will be each guaranteed by the Company on behalf of the Trust (the "Preferred Securities Guarantee"), in each case only out of funds held by the Trust, pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), to be entered into between the Company and a guarantee trustee (the "Guarantee Trustee"), and entitled to the benefits of certain backup undertakings described in the Prospectus (as defined below) with respect to the Company's agreement pursuant to the Indenture (as defined below) to pay all expenses relating to administration of the Trust (the "Undertakings"). The Trust Preferred Securities and the related Preferred Securities Guarantee are referred to herein as the "Offered Securities."

     The Offerors understand that the Underwriters propose to make a public offering of the Offered Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The entire proceeds from the sale of the Offered Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its undivided common beneficial interests in the Trust's assets represented by common securities (the "Common Securities") and will be used by the Trust to purchase the unsecured deferrable interest junior subordinated debentures (the "Subordinated Debentures") of the Company issued by the Company to the Trust. The Trust Preferred Securities and the Common Securities for the Trust will be issued pursuant to an amended and restated Declaration of Trust of the Trust (the "Declaration"), among the Company, as Sponsor, Carl F. Koenemann and Garth
L. Milne, as the regular trustees (the "Regular Trustees"), Harris Trust and Savings Bank, an Illinois banking corporation, as property trustee (the "Property Trustee"), and First Union Trust Company, National Association (the "Delaware Trustee" and, together with the Regular Trustees and the Property Trustee, the

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"Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Subordinated Debentures will be issued pursuant to an indenture (as may be supplemented from time to time, the "Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Debt Trustee").

     The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-70827) for the registration of up to a combination of $500,000,000 of (i) Trust Preferred Securities, (ii) Preferred Securities Guarantees, and (iii) Subordinated Debentures under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof under the 1933 Act. Such registration statement has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus relating to the offering of the Offered Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Offered Securities, is referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of this Agreement; provided, further, that if the Offerors file a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Company elects to rely upon Rule 434 of the 1933 Act Regulations, then all references to the "Prospectus" shall also be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after such effectiveness and prior to the execution and delivery of this Agreement. For purposes of this Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the

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

Registration Statement, Prospectus or preliminary prospectus, as the case may be, prior to the execution of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, after the execution of this Agreement.

     SECTION 1.  Representations and Warranties.

     (a) Each Offeror jointly and severally represents and warrants to each Underwriter as of the date hereof and as of the Closing Time referred to in
Section 2(b) hereof (each such date being hereinafter referred to as a "Representation Date") and agrees with each Underwriter as follows:

          (i) Each of the Offerors meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations. At the date of the Prospectus and at the Closing Time (as defined below), neither the Prospectus nor any amendments and supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter, or on behalf of any Underwriter by the Representatives, expressly for use in the Registration

     Statement or the Prospectus. If the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, the Offerors will comply with the requirements of Rule 434.

          (ii) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together and with the other information in the Prospectus, at the time the Registration Statement and any amendments thereof became or become effective under the 1933 Act and at the Closing Time did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (iii) The Company and its subsidiaries considered as a whole have not sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth, incorporated by reference or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated or incorporated therein, there has not been any change in the capital stock (other than upon exercise of outstanding stock options or upon conversion of convertible securities outstanding on the date of the most recent balance sheet included in the Prospectus or pursuant to the Company's employee stock ownership plan or pursuant to the Company's employee stock purchase plans or the Company's employee savings and profit sharing plan), any significant increase in the long-term debt of the Company and its subsidiaries taken as a whole, or any material adverse change, or any development which the Company has reasonable cause to believe will involve a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, or, other than the Company's regular quarterly dividend, any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as described in the Prospectus with only such exceptions as are not material to the business of the Company and its subsidiaries considered as a whole.

          (v) The authorized capitalization is as set forth or incorporated by reference in the Prospectus and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

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

          (vi) The execution, delivery and performance of this Agreement, the Declaration, the Indenture, the Preferred Securities, the Common Securities, the Subordinated Debentures, the Preferred Securities Guarantee, and the Preferred Securities Guarantee Agreement, and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which the Company is bound; nor will such action result in a violation of the provisions of the Company's Restated Certificate of Incorporation or bylaws of the Company, as amended, or any applicable law, rule, regulation, judgment, order or administrative or court decree; and the Company has corporate power and authority to purchase, own and hold the Common Securities.

          (vii) Other than (a) as set forth, incorporated by reference, or contemplated in the Prospectus and (b) litigation incident to the kind of business conducted by the Company and its subsidiaries, which in the case of those items in (b) individually and in the aggregate is not material to the Company and its subsidiaries considered as a whole, there are no legal or governmental proceedings pending to which the Company and its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or its subsidiaries, the Company has reasonable cause to believe would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (viii) No consent, approval or authorization of any court or governmental authority or agency is necessary in connection with the sale of the Offered Securities or the consummation of the other transactions contemplated by this Agreement, the Declaration, the Indenture or the Preferred Securities Guarantee Agreement, except as may be required under the 1933 Act or 1933 Act Regulations, the 1934 Act or 1934 Act Regulations, the 1939 Act or state securities laws.

          (ix) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Preferred Securities, the Common Securities and the Declaration; the Trust is duly qualified to transact business as a foreign company and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

          (x) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (xi) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

          (xii) The Declaration has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Regular Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will, at the Closing Time, be a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions") and will conform in all material respects to all statements relating thereto in the Prospectus.

          (xiii) The Preferred Securities Guarantee Agreement has been duly authorized by the Company and, at the Closing Time will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Preferred Securities Guarantee Agreement by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and the Preferred Security Guarantee and the Preferred Securities Guarantee Agreement will conform in all material respects to all statements relating thereto contained in the Prospectus.

          (xiv) The Trust Preferred Securities have been duly authorized by the Declaration and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth in Section 2, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Declaration and will conform to all statements relating thereto contained in the Prospectus and such description conforms to the provisions of the

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     Declaration; the issuance of the Trust Preferred Securities is not subject to preemptive or other similar rights; and (subject to the terms of the Declaration) holders of Trust Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

          (xv) The Indenture has been duly authorized by the Company and, at the Closing Time will have been duly executed and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Indenture will conform in all material respects to all statements relating thereto contained in the Prospectus.

          (xvi) The Subordinated Debentures have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Prospectus.

          (xvii) The Company's obligations under the Preferred Securities Guarantee are subordinate and junior in right of payment to all liabilities of the Company and are pari passu with the most senior preferred stock issued by the Company.

          (xviii) The Subordinated Debentures are subordinated and junior in right of payment to all "senior indebtedness" (as defined in the Indenture) of the Company.

          (xix) Each of the Regular Trustees is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration; the Declaration has been duly executed and delivered by the Regular Trustees and is a valid and binding obligation of each Regular Trustee, enforceable against such Regular Trustee in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

          (xx) The Trust is not in violation of its Declaration or its certificate of trust as filed with the State of Delaware (the "Certificate of Trust"); the Trust is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject; and the execution, delivery and performance of this Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debentures, the Preferred Securities Guarantee Agreement and the

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     Preferred Securities Guarantee and the consummation of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder have been duly authorized by all necessary action (corporate or otherwise) on the part of the Trust and do not and will not result in any violation of the Declaration or Certificate of Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound or to which any of its properties or assets may be subject, or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or any of its respective properties or assets.

          (xxi) The Indenture, the Preferred Securities Guarantee Agreement and the Declaration have each been duly qualified under the 1939 Act.

          (xxii) None of the Offerors is, and upon the issuance and sale of the Offered Securities and the issuance of the Subordinated Debentures and the Common Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxiii) Each Offeror has complied and will comply with the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, 1987, as amended, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

     (b) Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Offered Securities shall be deemed a representation and warranty by the Company as to the matters covered thereby to each Underwriter.

     SECTION 2.  Sale and Delivery to the Underwriters; Closing.

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Offerors agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Offerors, at the price and on such terms set forth in Schedule B, the number of Offered Securities set forth in Schedule A opposite the name of such Underwriter.

     (b) Payment of the purchase price for, and delivery of, any Offered Securities to be purchased by the Underwriters shall be made at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois, or at such other place as shall be agreed upon by the

Representatives and the Company, on the third business day (unless postponed in accordance with the provisions of Section 9) after the date hereof, unless the Offered Securities are priced after 4:30 p.m. New York time in which case such payment and delivery will be made on the fourth business day following the date hereof (unless postponed in accordance with the provisions of Section 9), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date being referred to as a "Closing Time"). Payment shall be made to the Trust by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of the Offered Securities to be purchased by them. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Offered Securities which it has severally agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Offered Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time but such payment shall not relieve such Underwriter from its obligations hereunder.

     As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Trust Preferred Securities will ultimately be used to purchase the Subordinated Debentures of the Company, the Company hereby agrees to pay at Closing Time to Merrill Lynch, for the accounts of the several Underwriters, a commission per Trust Preferred Security set forth on Schedule B hereto. At the Closing Time, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under this Section 2 by wire transfer of immediately available funds to a bank account designated by Merrill Lynch for the account of the Underwriters.

     (c) Certificates for the Offered Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least one business day before the Closing Time. The certificates for the Offered Securities, which may be in temporary form, will be made available for examination and packaging by the Representatives in New York City not later than 10:00 a.m. (Eastern Time) on the last business day prior to the Closing Time.

     SECTION 3. Covenants. Each of the Offerors jointly and severally covenant with the Representatives and with each Underwriter as follows:

     (a) The Offerors, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify the Representatives immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments on the Registration Statement or the Prospectus from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and
(iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Offerors will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Each Offeror will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations) or any amendment, supplement or revision to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

     (c) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

     (d) The Company will deliver to each of the Representatives two copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and, if applicable, documents incorporated by reference into the Prospectus pursuant to
Item 12 of Form S-3 under the 1933 Act) and will also deliver to the Representatives, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as the Representatives may reasonably request. The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Offerors hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, prior to 1:00 p.m., New York City time, on the business day next succeeding the date of this Agreement and from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (f) The Offerors will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Offered Securities as contemplated in this Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus (in form and substance satisfactory to your counsel) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Representatives a reasonable number of copies of such amendment or supplement.

     (g) The Offerors will endeavor, in cooperation with the Underwriters, to qualify the Offered Securities and the Subordinated Debentures for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate; provided, however, that the Offerors shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.
In each jurisdiction in which the Offered Securities have been so qualified, the Offerors will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required to complete the distribution of the Offered Securities.

     (h) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

     (i) Each Offeror will use or cause to be used the net proceeds received by it from the sale of the Offered Securities in the manner specified in the Prospectus under "Use of Proceeds".

     (j) The Company will use its best efforts to effect the listing of the Offered Securities, prior to the Closing Time, on the New York Stock Exchange, and to cause the Offered Securities to be registered under the 1934 Act.

     (k) During a period of 30 days from the date of the Prospectus, the Offerors and the Company's subsidiaries will not, without the prior written consent of Merrill Lynch, directly or indirectly, pledge, issue, sell, offer or contract to sell, grant or sell any option or contract for the sale or purchase of, or otherwise transfer or dispose of, any Offered Securities, any Subordinated Debentures, any securities substantially similar thereto, or any securities convertible into or exercisable or exchangeable for Offered Securities, Subordinated Debentures or any securities substantially similar thereto, or file any registration statement under the 1933 Act with respect to any of the foregoing.

     (l) So long as any Offered Securities are outstanding, the Trust will continue its existence in good standing as a business trust under the Delaware Act with power and authority to own property and conduct its business as described in the Prospectus and the Trust will remain duly qualified to transact business as a foreign corporation in good standing in each jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify would not, singly or in the aggregate, materially adversely affect the operations of the Trust.

     (m) The Trust will make generally available to its security holders and to the Representatives as soon as practicable, but not later than 90 days after the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Trust's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

     SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of the Offerors' obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the copying of this Agreement, any agreement among Underwriters, the Indenture, the Declaration, the Preferred Securities, the Common Securities, the Subordinated Debentures, the Preferred Securities Guarantee Agreement and the Preferred Securities Guarantee and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Offered Securities, (iii) the preparation, issuance and delivery of the certificates for the Offered Securities to the Representatives, the Common Securities to the Company and the Subordinated Debentures to the Trust, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of such securities,
(iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Offered Securities and the Subordinated Debentures under securities laws in accordance with the provisions of Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky surveys, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectus, of any Term Sheet and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of the Blue Sky surveys, (viii) the fees and expenses of the Property Trustee, the Delaware Trustee, the Guarantee Trustee and the Debt Trustee, including the fees and disbursements of their respective counsel,
(ix) any fees payable in connection with the rating of the Offered Securities, (x) the fees and expenses incurred with respect to the listing of the Offered Securities on the New York Stock Exchange, (xi) the filing fees incident to the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Offered Securities, (xii) the cost of qualifying the Trust Preferred Securities with The Depository Trust Company, and (xiii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in this Section and in Sections 6 and 7, the Underwriters will pay all of their own costs and expenses, including fees and disbursements of their counsel, stock transfer taxes on resale of any of the Offered Securities by them, and any advertising expenses which they may incur.

     If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 (other than Section 5(j)) or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Offered Securities.

     SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Offered Securities pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company and the Offerors contained in Section 1 hereof, to the performance by the Offerors of their covenants and other obligations hereunder, and to the following further conditions:

     (a) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b)(or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

     (b) At Closing Time, the Representative shall have received:

          (i) The opinion, dated as of Closing Time, of Carol H. Forsyte, Senior Counsel, of the Law Department of the Company, or another attorney who is employed by the Company who is acceptable to the Representatives (the "Company Counsel"), in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect that:

               (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as described in the Prospectus.

               (2) The authorized capitalization of the Company is as set forth or incorporated by reference in the Prospectus and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

               (3) This Agreement has been duly authorized, executed and delivered by the Company.

               (4) The Declaration has been duly authorized, executed and delivered by the Company and duly executed and delivered by the Regular Trustees and constitutes a valid and binding obligation of each of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms, except to the extent that the enforcement thereof may be limited by the Bankruptcy Exceptions.

               (5) The Registration Statement (including any Rule 462(b) Registration Statement) has been declared effective under the 1933 Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been initiated or threatened by the Commission.

               (6) At the time the Registration Statement (including any Rule 462(b) Registration Statement) became effective and at the Closing Time, the Registration Statement and the Prospectus (other than the financial statements and other financial data and supporting schedules included therein and in the documents incorporated by reference into the Prospectus, as to which no opinion need be rendered) complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations thereunder and, if applicable, the Rule 434 Prospectus conforms to the requirements of Rule 434 of the 1933 Act Regulations in all material respects; the documents incorporated by reference into the Prospectus (other than the financial statements and other financial data and supporting schedules included therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the 1934 Act and the 1934 Act Regulations; and to the best of such counsel's knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference thereto and the descriptions thereof or references thereto are correct.

               (7) The information in the Prospectus under "Risk Factors," "Motorola Capital Trust I," "Description of the Preferred Securities," "Description of the Subordinated Debentures," "Description of the Trust Guarantee," "Effect of Obligations under the Subordinated Debentures and the Trust Guarantee" and the information contained in the Registration Statement pursuant to Item 15, to the extent that such information constitutes summaries of statutes, documents or legal proceedings, the Company's Restated Certificate of Incorporation or by-laws or the Declaration, has been reviewed by such counsel and is correct in all material respects.

               (8) The Common Securities, the Trust Preferred Securities and the Declaration, conform to the descriptions thereof contained in the Prospectus.

               (9) To the best of such counsel's knowledge, other than as set forth, incorporated by reference or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than litigation incident to the kind of business conducted by the Company and its subsidiaries, which litigation incident to the Company's business individually and in the aggregate is not material to the Company and its subsidiaries considered as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (10) No consent, approval, authorization, order, registration or qualification of any court or governmental authority or agency is required for the due authorization, execution or delivery by the Company of this Agreement or for the performance by the Company of the transactions contemplated by the Prospectus, this

          Agreement, the Indenture, the Declaration, the Preferred Securities, the Common Securities, the Subordinated Debentures, the Preferred Securities Guarantee Agreement, and the Preferred Securities Guarantee, other than under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the 1939 Act and the 1939 Act Regulations, which have already been made, obtained or rendered, as applicable, or state securities laws.

               (11) The execution and delivery of this Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debentures and the Preferred Securities Guarantee Agreement, the issuance and sale of the Preferred Securities Guarantee and the Subordinated Debentures, the compliance by the Company with all of the provisions of this Agreement, the Declaration, the Subordinated Debentures, the Indenture and the Preferred Securities Guarantee Agreement and the consummation of the transactions contemplated herein, therein and in the Prospectus do not and will not conflict with or constitute a breach of, or default under, (1) the Restated Certificate of Incorporation or by-laws of the Company; (2) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound; or (3) any applicable law, rule, regulation, judgment, order or administrative or court decree known to such counsel.

               (12) To the best of such counsel's knowledge and information, all of the issued and outstanding Common Securities are directly owned by the Company free and clear of any lien, encumbrance, equity or claim.

     Such opinion of Company Counsel shall additionally state that nothing has come to his or her attention that has caused him or her to believe that the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (other than the financial statements, financial data and schedules included therein, as to which no belief need be expressed), at the time the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or at the Closing Time contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (other than the financial statements, financial data and schedules included therein, as to which no belief need be expressed), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such opinion shall be limited to the laws of the State of Illinois, the General Corporation Law of the State of Delaware and the federal law of the United States, and the rules and regulations thereunder.

          (ii) The opinion, dated as of the Closing Time, of Kirkland & Ellis, counsel for the Offerors, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect that:

               (1) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Debt Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

               (2) The Subordinated Debentures are in the form established pursuant to the Indenture, have been duly authorized, executed and delivered by the Company and, when duly authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor as provided in the Declaration, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits provided by the Indenture, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

               (3) The Preferred Securities Guarantee Agreement has been duly authorized, executed and delivered by the Company and, assuming it is duly authorized, executed, and delivered by the Guarantee Trustee, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

               (4) The Indenture, the Preferred Securities Guarantee Agreement and the Declaration have each been duly qualified under the 1939 Act.

               (5) Neither the Company nor the Trust is, nor upon the issuance and sale of the Preferred Securities and the issuance of the Subordinated Debentures and the Common Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will be, an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

               (6) Each of the Offerors meets the registrant requirements for use of Form S-3 under the 1933 Act Regulations.

               (7) The Subordinate Debentures, the Preferred Securities Guarantee, the Indenture and the Preferred Securities Guarantee Agreement conform to the descriptions thereof contained in the Prospectus.

     Such opinion of Kirkland & Ellis shall additionally state that nothing has come to their attention that has caused them to believe that the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (other than the financial statements, financial data and schedules included therein, as to which no belief need be expressed), at the time the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or at the Closing Time contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (other than the financial statements, financial data and schedules included therein, as to which no belief need be expressed), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Such opinion shall also include such Federal tax, ERISA and other related matters of the type ordinarily included in similar transactions or reasonably requested by counsel for the Underwriters and shall be limited to the laws of the State of Illinois, the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States, and the rules and regulations thereunder.

          (iii) The opinion, dated as of the Closing Time, of Richard, Layton & Fingers, P.A., special Delaware counsel to the Offerors, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

               (1) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made. Under the Delaware Act and the Declaration, the Trust has the trust power and authority to own property and to conduct its business, all as described in the Prospectus, to execute and deliver and perform its obligations under this Agreement, the Trust Preferred Securities and the Common Securities and to purchase and hold the Subordinated Debentures.

               (2) The Common Securities have been duly authorized by the Declaration and are duly and validly issued undivided beneficial interests in the assets of the Trust and, under the Delaware Act and the Declaration, the issuance of the Common Securities is not subject to preemptive or other similar rights.

               (3) Under the Delaware Act, the certificate attached to the Declaration as Exhibit A-1 is an appropriate form of certificate to evidence ownership of the Trust Preferred Securities. The Trust Preferred Securities have been duly authorized by the Declaration and are duly and validly issued, and, subject to the qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of the Trust. The holders of the Trust Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and, under the Delaware Act and the Declaration, the issuance of the Trust Preferred Securities is not subject to preemptive or other similar rights. Such counsel may note that the Trust Preferred Securities holders may be obligated, pursuant to the Declaration, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Trust Preferred Securities and the issuance of replacement Trust Preferred Securities, and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

               (4) Under the Declaration and the Delaware Act, this Agreement has been duly authorized by all necessary trust action on the part of the Trust.

               (5) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency is necessary or required solely for the due authorization, execution or delivery by the Trust of this Agreement or for the performance by the Trust of the transactions contemplated under the Prospectus, this Agreement, the Declaration, the Preferred Securities and the Common Securities.

               (6) The issuance and sale by the Trust of the Trust Preferred Securities and the Common Securities, the purchase by the Trust of the Subordinated Debentures, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated hereby and thereby and compliance by the Trust with its obligations hereunder and thereunder do not violate (A) any of the provisions of the Certificate of Trust or the Declaration or (B) any applicable Delaware law or administrative regulation.

               (7) The Declaration constitutes a valid and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms.

          (iv) The favorable opinion, dated as of Closing Time, of Nicholas Bullat of the law department of the Property Trustee, the Debt Trustee and the Guarantee Trustee, in form and substance satisfactory to counsel for the Underwriters to the effect that:

               (1) Harris Trust and Savings Bank is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of Illinois with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture.

               (2) The execution, delivery and performance by the Property Trustee of the Declaration, the execution, delivery and performance by the Guarantee Trustee of the Preferred Securities Guarantee Agreement and the execution, delivery and performance by the Debt Trustee of the Indenture have been duly authorized by all necessary corporate action on the part of the Property Trustee, the Guarantee Trustee and the Debt Trustee, respectively. Assuming the corporate power and legal authority of and due authorization, execution and delivery by the other parties thereto, the Declaration, the Preferred Securities Guarantee Agreement and the Indenture have been duly executed and delivered by the Property Trustee, the Guarantee Trustee and the Debt Trustee, respectively, and constitute the legal, valid and binding obligations of the Property Trustee, the Guarantee Trustee and the Debt Trustee, respectively, enforceable against the Property Trustee, the Guarantee Trustee and the Debt Trustee, respectively, in accordance with their terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions.

               (3) The execution, delivery and performance of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture by the Property Trustee, the Guarantee Trustee and the Debt Trustee, respectively, do not conflict with or constitute a breach of the Articles of Incorporation or Bylaws of the Property Trustee, the Guarantee Trustee and the Debt Trustee, respectively.

               (4) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Property Trustee, the Guarantee Trustee and the Debt Trustee of the Declaration, the Preferred Securities Guarantee Agreement and Indenture, respectively.

               (5) The Statement of Eligibility on Form T-1 with respect to each of the Property Trustee, the Debt Trustee and the Guarantee Trustee filed with the Commission as part of the Registration Statement complied as to form in all material respects with the requirements of the 1939 Act and the 1939 Act Regulations.

          (v) The opinion, dated as of Closing Time, of Marsh, James, Hitchens & Williams, counsel for the Delaware Trustee, together with signed or reproduced copies of such letter for each of the other underwriters to the effect that:

               (1) First Union Trust Company, National Association is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration.

               (2) The execution, delivery and performance by the Delaware Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee and constitutes the legal, valid and binding obligations of the Delaware Trustee enforceable against the Delaware Trustee in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions.

               (3) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Delaware Trustee.

               (4) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.

          (vi) The opinion, dated as of Closing Time, of Mayer, Brown & Platt, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the matters set forth in (A) subsection (b)(i)(1) (insofar as it relates to the existence and good standing of the Company), (3), (4) (insofar as it relates to the due authorization, execution and delivery of the Declaration), (6) (insofar as it relates as to compliance of the Registration Statement and the Prospectus as to form), (7) (solely as to the information in the Prospectus under "Description of the Preferred Securities," "Description of Subordinated Debentures," and "Description of the Trust Guarantee"), (8) and the last paragraph of subsection (b)(i) and
     (B) subsection (b)(ii)(l), (2) and (3) of this Section. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the State of Illinois, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (c) (i) The Company and its subsidiaries considered as a whole shall have not sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth, incorporated by reference or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall not have been any change in the capital stock (other than upon exercise of outstanding stock options or upon conversion of convertible securities outstanding at the date of the most recent balance sheet included in the Prospectus or pursuant to the Company's employee stock ownership plan or pursuant to the Company's employee stock purchase plans or the Company's employee savings and profit sharing plan) or any significant increase in long-term debt of the Company and its subsidiaries considered as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or incorporated by reference or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or

(ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus.

     (d) On or after the date of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities. At the Closing time, the Preferred Securities shall be rated "A+" by Standard & Poor's Ratings Services and "aa3" by Moody's Investors Service, Inc.

     (e) You shall have received a certificate of the Vice Chairman and Chief Executive Officer, the President or another senior officer acceptable to you of the Company and of the Chief Financial Officer, Controller, Treasurer or Assistant Treasurer of the Company, dated as of the Closing Time, to the effect that (i) the Company and its subsidiaries shall not have sustained any loss or interference with its business of the type specified in Section 5(c)(i) and there shall not have occurred any change of the type specified in Section 5(c)(ii), (ii) there shall not have occurred any downgrading of the type specified in Section 5(d), (iii) the applicable representations and warranties in Section 1 are true and correct with the same force and effect as though expressly made at and as of such Closing Time, (iv) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Time, and (v) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

     (f) At the time of the execution of this Agreement, you shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to you, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included in or incorporated by reference into the Registration Statement or the Prospectus and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements and supporting schedules of the Company and its subsidiaries included in or incorporated by reference into the Registration Statement or the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the 1934 Act Regulations, as the case may be, or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in or incorporated by reference into the Registration Statement or the Prospectus or
(B) at a specified date not more than three days prior to the date of this Agreement, there has been any change in the capital stock of the Company (other than upon exercise of outstanding stock options or upon conversion of convertible securities outstanding on the date of the most recent balance sheet included in or incorporated by reference into the Prospectus or pursuant to the Company's employee stock ownership plan or pursuant to the Company's stock purchase plans or the Company's employee savings and profit sharing plan) or any increase in the consolidated long term debt of the Company and its subsidiaries or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the most recent balance sheet included in or incorporated by reference into the Prospectus or, during the period from the date of the most recent financial statements included in or incorporated by reference into the Prospectus to a specified date not more than three days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, net earnings or net earnings per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in or incorporated by reference into the Registration Statement and Prospectus and which are specified by you, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

     (g) At Closing Time, the Representatives shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (h) At Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities, as contemplated herein, and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors in connection with the issuance and sale of the Offered Securities and the issuance of the Subordinated Debentures shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (i) At Closing Time, the Offered Securities shall have been approved for listing, subject only to official notice of issuance, on the New York Stock Exchange.

     (j) If the Registration Statement or an offering of Offered Securities is required to be and has been filed with the NASD for review, the NASD shall not have raised any objection that remains unresolved at Closing Time with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6.  Indemnification.

     (a) The Offerors agree jointly and severally to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be part of the Registration Statement, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and further provided that this indemnity agreement does not apply to any loss, liability, claim, damage or expense arising out of any untrue statement or omission or alleged untrue statement or omission made in a preliminary prospectus but eliminated or remedied in the Prospectus if a copy of the Prospectus (excluding documents incorporated therein by reference) was not delivered by you to the person asserting the claim arising from such untrue statement or omission or such alleged untrue statement or omission, at or prior to the time required by the 1933 Act.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Offerors, each of the Company's directors, the Trustees, each of the Offerors' officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Offerors and you shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and you, as incurred, in such proportions that you are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and the Offerors are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls you within the meaning of Section 15 of the 1933 Act shall have the same right to contribution as you, and each director of the Company, the Trustees, each officer of the Offerors who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Offerors.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Offerors, and shall survive delivery of and payment for the Offered Securities.

     SECTION 9.  Termination of Agreement.

     (a) Merrill Lynch may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time, if (i) the Company and its subsidiaries considered as a whole shall have sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth, incorporated by reference or contemplated in the Prospectus, or since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall have been any change in the capital stock (other than upon exercise of outstanding stock options or upon conversion of convertible securities outstanding at the date of the most recent balance sheet included in the Prospectus or pursuant to the Company's employee stock ownership plan or pursuant to the Company's employee stock purchase plans or the Company's employee savings and profit sharing plan) or any significant increase in long-term debt of the Company and its subsidiaries considered as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or incorporated by reference or contemplated in the Prospectus, the effect of which, in any such case described in this clause (i), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of Merrill Lynch, impracticable or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities, or (iii) a suspension or material limitation in trading in the Company's Common Stock, the Trust Preferred Securities or securities generally on the New York Stock Exchange, or (iv) a general moratorium on commercial banking activities in New York or Illinois has been declared by either Federal or state authorities.

     (b) If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Offered Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), then the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters reasonably acceptable to the Representatives, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

     (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Offered Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Offered Securities to be purchased on such date pursuant to this Agreement, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch at Merrill Lynch & Co., 5500 Sears Tower, Chicago, Illinois 60606, Attention: Robert Schmeideler; notices to the Company or the Trust shall be directed to it at: 1303 East Algonquin Road, Schaumburg, Illinois 60106, Attention: Treasurer.

     SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Offerors, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Offerors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Offered Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW AND TIME. THIS UNDERWRITING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Agreement, along with all counterparts, will become a binding agreement between the Underwriters and the Offerors in accordance with its terms.

                              Very truly yours,

                              MOTOROLA, INC.



                              By:_____________________________________
                              Title: Authorized Officer


                              MOTOROLA CAPITAL TRUST I


                              By:   Motorola, Inc. as Sponsor


                                    By:_______________________________
                                    Title: Authorized Officer


CONFIRMED AND ACCEPTED
as of the date first above written:

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.


By: Merrill Lynch, Pierce, Fenner & Smith
                Incorporated


By:___________________________________
Title: Authorized Officer

For themselves and as Representatives
of the other Underwriters named in

Schedule A hereto



                                   SCHEDULE A

                                       Preferred Securities      Commission
                                       --------------------      ----------
Merrill Lynch, Pierce Fenner
 & Smith Incorporated
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.                 _______________        __________

                                   SCHEDULE B



     The Trust Preferred Securities shall have the following terms:

Title: ____ % Trust Originated Preferred Securities.

Ratings: "A+" by Standard & Poor's Ratings Services; "aa3" by Moody's Investors Service, Inc.

Liquidation Preference: $25 per Trust Preferred Security.

Distribution rate or formula: Annual rate of ____ % of the liquidation amount of $25 per Trust Preferred Security.

Distribution payment dates: _______________________.

Regular record dates: Distributions on the Trust Preferred Securities will be payable to the holders thereof as they appear on the books and records of the Trust on the relevant record dates, which, as long as the Trust Preferred Securities remain in book-entry only form, will be one Business Day prior to the relevant payment dates, which payment dates correspond to the interest payment dates on the Subordinated Debentures. In the event the Trust Preferred Securities do not continue to remain in book-entry only form, the Regular Trustees will have the right to select relevant record dates which will be, subject to the requirements of any applicable exchange, at least ten Business Days, but less than 60 Business Days, prior to the relevant payment dates. In the event that any date on which distributions are to be made on the Trust Preferred Securities is not a Business Day, then payment of the distributions payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. A "Business Day" means any day other than a day on which banking institutions in New York, New York are authorized or required by law to close.

Stated maturity date: The Trust Preferred Securities do not have a stated maturity date, but they will be redeemed upon the stated maturity of the Subordinated Debentures.

Redemption provisions: If the Subordinated Debentures are redeemed, the Trust must redeem Trust Securities on a pro rata basis having an aggregate liquidation amount equal to the aggregate principal amount of Subordinated Debentures so redeemed.

Listing requirements: The Trust Preferred Securities will be listed on the New York Stock Exchange.

Fixed or Variable Price Offering: Fixed Price Offering

Purchase price per security: 100% of liquidation amount, plus accrued Distributions, if any, from February ___, 1999.

Commissions payable to Underwriters: $____________

Form: Global Certificate

QIU Issues: N/A

     The Subordinated Debentures shall have the following terms:

Title:   ____ % Deferrable Interest Junior Subordinated Debentures.

Interest rate or formula: Each Subordinated Debenture will bear interest at the rate of ____ % per annum from the original date of issuance.

Interest payment dates: _______________________.

Regular record dates: Interest is payable to the person in whose name such Subordinated Debenture is registered, subject to certain exceptions, at the close of business on the Business Day preceding such interest payment date. If the Subordinated Debentures do not remain in book-entry only form, the Company has the right to select record dates which will be subject to the requirements of any applicable exchange, at least ten Business Days, but less than 60 Business Days, prior to the relevant payment dates.

Stated maturity date: The Subordinated Debentures have a stated maturity date of _________________, 2039 which may be extended at any time by the Company to any date not later than the earlier of (i)______________, 2048 or (ii) the Interest Deduction Date, as described under "Description of the Subordinated Debentures-- Option to Change Scheduled Maturity Date" in the Prospectus dated January __, 1999; provided, that at the time such election is made and at the time of extension (i) the Company is not in bankruptcy, otherwise insolvent or in liquidation, (ii) the Company has made timely payments of any interest or principal on the Subordinated Debentures for the immediately preceding six quarters without deferrals, (iii) in the case of Subordinated Debentures held by the Trust, the Trust is not in arrears on payments of distributions on the Trust Preferred Securities and no deferred distributions are accumulated,
(iv) the Subordinated Debentures or Trust Preferred Securities are rated investment grade by any one of Standard & Poor's Ratings Services, Moody's Investors Service, Inc., Fitch Investor Services, Duff & Phelps Credit Rating Company or any other nationally recognized statistical rating organization and
(v) the final maturity of such Subordinated Debentures is not later than ______________, 2048.

Redemption provisions: The Company has the right to redeem the Subordinated Debentures, in whole or in part, from time to time, on or after _________________, or at any time in whole or in part in certain circumstances upon the occurrence of a Special Event as described under "Description of the Preferred Securities - Special Event Redemption" in the Prospectus dated January __, 1999, upon not less than 30 nor more 60 days' notice, at a redemption price equal to 100% of the principal amount to be redeemed plus any accrued and unpaid interest, including Additional Interest, if any, to the redemption date. If a partial redemption of the Trust Preferred Securities resulting from a partial redemption of the Subordinated Debentures would result in the delisting of the Trust Preferred Securities, the Company may only redeem the Subordinated Debentures in whole.

Listing requirements: If Subordinated Debentures are distributed to the holders of the Trust Preferred Securities, the Company shall use its best efforts to have the Subordinated Debentures listed on the New York Stock Exchange or on such other exchange as the Trust Preferred Securities are then listed.

Fixed or Variable Price Offering: Fixed Price Offering

Form: Global Note

QIU Issues: N/A